Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2236

Turnaround Strategy Portfolio – Series 2022-3

Supplement to the Prospectus

Effective October 28, 2022 (the “Effective Date”), Twitter, Inc. has been acquired by a private investor in a cash acquisition. The Turnaround Strategy Portfolio, Series 2022-3 (the “Portfolio”), as an owner of shares of Twitter, Inc., will receive $54.20 per share that the Portfolio owned as of the close of business on October 27, 2022. Accordingly, as of the Effective Date, the Portfolio will no longer hold or purchase shares of Twitter, Inc.

Supplement Dated: October 28, 2022